                                                                   EXHIBIT 10.1







                                NATCO GROUP INC.
                          DIRECTORS COMPENSATION PLAN





                           Effective January 1, 1998

                               TABLE OF CONTENTS


ARTICLE                                                                                                              PAGE
-------                                                                                                              ----
I        -    Definitions and Construction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-1

II       -    Director Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  II-1

III      -    Stock Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . III-1

IV       -    Designation of Beneficiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  IV-1

V        -    Administration of the Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . V-1

VI       -    Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  VI-1



                                     (ii)

                                NATCO GROUP INC.
                          DIRECTORS COMPENSATION PLAN



                             W I T N E S S E T H :


         WHEREAS, NATCO GROUP INC. (the "Company") desires to establish a compensation and benefits plan with respect to directors who are not employees of the Company, which includes cash remuneration, stock, and stock-based remuneration;

         NOW, THEREFORE, the NATCO GROUP INC. DIRECTORS COMPENSATION PLAN is hereby adopted in its entirety as follows, effective as of January 1, 1998:





                                     (iii)

                                       I.

                          DEFINITIONS AND CONSTRUCTION

         1.1 DEFINITIONS. Where the following words and phrases appear in the Plan, they shall have the respective meanings set forth below, unless their context clearly indicates to the contrary.

(1)      BOARD: The Board of Directors of the Company.

(2) CAUSE: A Nonemployee Director's gross negligence or willful misconduct in performance of his duties as a Director, or the Nonemployee Director's final conviction of a felony or of a misdemeanor involving moral turpitude.

(3)      CODE: The Internal Revenue Code of 1986, as amended.

(4)      COMPANY: NATCO Group Inc. or any successor thereto.

(5) CORPORATE CHANGE: One of the following events: (i) the merger, consolidation, or other reorganization of the Company in which the outstanding Stock is converted into or exchanged for a different class of securities of the Company, a class of securities of any other issuer (except a direct or indirect wholly owned subsidiary of the Company), cash or other property; (ii) the sale, lease, or exchange of all or substantially all of the assets of the Company to any other corporation or entity (except a direct or indirect wholly owned subsidiary of the Company); (iii) the adoption by the stockholders of the Company of a plan of liquidation and dissolution; (iv) the acquisition (other than any acquisition pursuant to any other clause of this definition) by any person or entity, including without limitation a "group" as contemplated by Section 13(d)(3) of the 1934 Act, of beneficial ownership, as contemplated by such Section, of more than twenty percent (based on voting power) of the Company's outstanding capital stock; or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board.

(6)      DIRECTOR: A member of the Board.

(7) FAIR MARKET VALUE: For all purposes under the Plan, the fair market value of a share of Stock on a particular date shall be equal to the average of the high and low sales prices of the Stock reported on the stock exchange composite tape on that date or, if no prices are reported on that date, on the last preceding date on which such prices of the Stock are so reported or, if the Stock is not then listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or such other system then in use, or, if on any such date, the Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Stock selected by the Board. In the event the Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Board in such manner as it deems appropriate.

(8) 1934 ACT: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(9) NONEMPLOYEE DIRECTOR: Each Director who is not an employee of the Company.

(10) OPTION: An option to purchase shares of Stock granted under Article III of the Plan, which shall not constitute an incentive stock option within the meaning of section 422(b) of the Code.

(11) OPTION AGREEMENT: A written agreement between the Company and a Nonemployee Director evidencing an Option.

(12) PLAN: The NATCO Group Inc. Directors Compensation Plan, as amended from time to time, originally effective January 1, 1998.

(13) PLAN YEAR: The twelve-consecutive month period commencing January 1 of each year.

(14) RULE 16B-3: SEC Rule 16b-3 promulgated under the 1934 Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a similar function.

(15)     SERVICE: The period of an individual's service as a Nonemployee
         Director.

(16)     STOCK: The common stock, $0.01 par value, of the Company.

         1.2 NUMBER AND GENDER. Wherever appropriate herein, words used in the singular shall be considered to include the plural and words used in the plural shall be considered to include the singular. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender.

         1.3 HEADINGS. The headings of Articles and Sections herein are included solely for convenience, and if there is any conflict between such headings and the text of the Plan, the text shall control.

                                      II.

                             DIRECTOR COMPENSATION

         2.1 ANNUAL RETAINER. Each Nonemployee Director shall be paid an annual retainer consisting of an amount determined by the Directors and listed on Exhibit A, the most current version of which shall be attached hereto, which shall be paid in four quarterly cash and/or Stock payments. No more than 50% of a Nonemployee Director's Annual retainer shall be paid in Stock. The amount of any such Stock payment shall be based on the Fair Market Value of the Stock at the time of payment. Notwithstanding the foregoing, a Nonemployee Director shall receive payments only with respect to Service during the Plan Year.

         2.2 MEETING FEES. Each Nonemployee Director shall be paid a cash meeting fee in an amount determined by the Directors and listed on Exhibit A, the most current version of which shall be attached hereto, for board meetings attended by such Nonemployee Director in person. Except as otherwise determined by the Directors, a Nonemployee Director shall not be paid a cash meeting fee for board meetings in which such Nonemployee Director participates by telephone. A Nonemployee Director shall be reimbursed for the reasonable expenses incurred to attend board meetings.

         2.3 SUBSCRIPTION RIGHTS. Each Nonemployee Director shall have the right to subscribe to the Stock of the Company at such time, in such amount and at such price as may be determined by the Directors.





                                      II-1
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                                      III.

                                 STOCK OPTIONS

         3.1 GENERAL. Subject to the express provisions of the Plan, the Board shall have authority, in its discretion, to determine which Nonemployee Directors shall receive an Option and the time or times when such Option shall be granted. In making such determinations, the Board may take into account the nature of the services rendered by the respective Nonemployee Directors, their present and potential contribution to the Company's success and such other factors as the Board in its discretion shall deem relevant. Further, subject to the express provisions of the Plan, the Board shall determine the form, terms, restrictions and provisions of each Option Agreement to be entered into between the Company and the Nonemployee Director. The terms and conditions of each Option Agreement need not be identical. The determinations of the Board on the matters referred to in this Section 3.1 shall be conclusive.

         3.2 FORMULA OPTION GRANTS. Following the completion of the initial public offering of the Company's Stock, each Nonemployee Director who is reelected as a Director after completing at least one year of Service as a Director shall be granted an Option to purchase 2,667 shares of Stock (subject to adjustments in the same manner as provided in Section 6.2 hereof with respect to shares of Stock subject to Options then outstanding) on the date of such reelection. If, as of any date that the Plan is in effect, there are not sufficient shares of Stock available under the Plan to allow for the grant to each Nonemployee Director of an Option for the number of shares provided herein, the Plan shall terminate as provided in Section 6.7 hereof.

         3.3     OPTION PERIOD. The term of each Option shall be ten years.

         3.4     LIMITATIONS ON EXERCISE OF OPTION.

                 (a) Each Option granted to a Nonemployee Director pursuant to Section 3.1 of the Plan shall be exercisable at the time and in the manner determined by the Board. Each Option granted to a Nonemployee Director pursuant to Section 3.2 of the Plan shall be fully exercisable on the first anniversary of the date of grant thereof, provided that the Nonemployee Director has continued his Service during the one-year period ending on such date.

                 (b) No Option granted under the Plan to a person subject to Rule 16b-3 shall be exercisable prior to six months after the date of grant. Except as provided under Rule 16b-3, the Board, in its sole discretion, shall have the right to accelerate the exercisability of an Option granted pursuant to Section 3.1 of the Plan; provided, however, that upon the occurrence of a Corporate Change, all outstanding Options shall automatically become fully exercisable without the necessity of any action on the part of the Board.

         3.5 TERMINATION OF MEMBERSHIP ON THE BOARD. Subject to the limitation on the term of an Option under Section 3.3, if a Nonemployee Director's membership on the board terminates for any reason other than Cause, such Nonemployee Director's Options may be exercised at any time





                                     III-1
during the period of three years following such termination by such Nonemployee Director, or by his designated beneficiary or beneficiaries, but in each case only as to the number of shares the Nonemployee Director was entitled to purchase hereunder upon exercise of his Options as of the date the Nonemployee Director's membership on the Board so terminates. If a Nonemployee Director's membership on the Board terminates for Cause, such Nonemployee Director's Options shall terminate and cease to be exercisable as of the date the Nonemployee Director's membership on the Board so terminates.

         3.6     OPTION PRICE AND PAYMENT. Subject to adjustment as provided in
Section 6.2, the price at which a share of Stock may be purchased upon exercise of an Option granted pursuant to Section 3.1 shall be determined by the Board, and the price at which a share of Stock may be purchased upon exercise of an Option granted pursuant to Section 3.2 shall be the Fair Market Value of a share of Stock on the date such Option is granted. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company in a manner specified by the Board. The purchase price of the Option or portion thereof shall be paid, in whole or in part, (a) in cash or
(b) by the delivery of a number of shares of Stock (plus cash if necessary) valued at their Fair Market Value, or (c) in a broker-financed "cashless exercise" of the Option pursuant to procedures established by the Board (as the same may be amended from time to time).

         3.7 RESTRICTIONS ON TRANSFER. An Option shall not be transferable otherwise than (a) by will or the laws of descent and distribution, (b) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, or (c) with the consent of the Board.

         3.8 SHAREHOLDER RIGHTS AND PRIVILEGES. A Nonemployee Director shall be entitled to all the privileges and rights of a shareholder only with respect to such shares of Stock as have been purchased under the Option and for which certificates of stock have been registered in the Nonemployee Director's name.





                                     III-2
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                                      IV.

                          DESIGNATION OF BENEFICIARIES

         Each Nonemployee Director shall have the right to designate the beneficiary or beneficiaries to receive benefits under the Plan in the event of such Nonemployee Director's death. Each such designation shall be made by executing the beneficiary designation form prescribed by the Board and filing it with the Board. Any such designation may be changed at any time by execution of a new designation in accordance with this Article. If no such designation is on file with the Board at the time of the death of the Nonemployee Director or such designation is not effective for any reason as determined by the Board, then the designated beneficiary or beneficiaries to receive the distribution shall be as follows:

                 (1) If a Nonemployee Director leaves a surviving spouse, such Nonemployee Director's benefits shall be paid to such surviving spouse;

                 (2) If a Nonemployee Director leaves no surviving spouse, such Nonemployee Director's benefits shall be paid to such Nonemployee Director's executor or administrator, or to such Nonemployee Director's heirs at law if there is no administration of such Nonemployee Director's estate.





                                      IV-1
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                                       V.

                           ADMINISTRATION OF THE PLAN

         5.1 ADMINISTRATION BY THE BOARD; DELEGATION OF POWERS AND DUTIES. The general administration of the Plan shall be vested in the Board. The Board may delegate any or all of the powers and duties of the Board set forth in
Section 5.3 hereof. Such delegation must be in writing, specifying the powers and duties delegated, and must be accepted in writing by the delegatee. The Board may rescind any such delegation at any time, in its sole discretion, provided that such rescission be in writing. Nothing in Section 5.1 shall be construed to permit the delegation by the Board of its power to authorize the issuance of an Option.

         5.2 SELF-INTEREST OF PARTICIPANTS. No Director shall have any right to vote or decide upon any matter relating solely to such Director under the Plan or to vote in any case in which the Director's individual right to claim any benefit under the Plan is particularly involved. In any case in which a Director is so disqualified to act and the remaining members of the Board cannot agree, the Board shall appoint a temporary substitute member to exercise all the powers of the disqualified Director concerning the matter in which the Director is disqualified.

         5.3 BOARD'S POWERS AND DUTIES. The Board shall supervise the administration and enforcement of the Plan according to the terms and provisions hereof and shall have all powers necessary to accomplish these purposes, including, but not limited to the right, power, authority, and duty:

                 (a) To make rules, regulations, and bylaws for the administration of the Plan that are not inconsistent with the terms and provisions hereof, and to enforce the terms of the Plan and the rules and regulations promulgated thereunder by the Board;

                 (b) To construe in the Board's discretion all terms, provisions, conditions, and limitations of the Plan;

                 (c) To correct any defect, supply any omission, or reconcile any inconsistency that may appear in the Plan in such manner and to such extent as they shall deem in the Board's discretion expedient to effectuate the purposes of the Plan;

                 (d) To employ and compensate such accountants, attorneys, investment advisors, and other agents, employees, and independent contractors as the Board may deem necessary or advisable for the proper and efficient administration of the Plan;

                 (e) To determine in the Board's discretion all questions relating to eligibility;

                 (f) To determine whether and when there has been a termination of a Nonemployee Director's Service;

                 (g) To determine a Nonemployee Director's period of Service;

                 (h) To make a determination in the Board's discretion as to the right of any person to benefits under the Plan and to prescribe procedures to be followed by distributees in obtaining benefits hereunder; and

                 (i)      To make the determinations specified in Article III.

         5.4 INDEMNITY. To the extent permitted by applicable law, the Company shall indemnify and save harmless each member of the Board against any and all expenses, liabilities and claims (including legal fees incurred to defend against such liabilities and claims) arising out of the Board's discharge in good faith of responsibilities under or incident to the Plan, including any expenses, liabilities and claims that are caused by or result from an act or omission constituting the negligence of such individual in the performance of such responsibilities, but excluding expenses and liabilities that are caused by or result from such individual's own gross negligence or willful misconduct. This indemnity shall not preclude such further indemnities as may be available under insurance purchased by the Company or provided by the Company under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, as such indemnities are permitted under applicable law.

                                      VI.

                                 MISCELLANEOUS

         6.1 SHARES SUBJECT TO THE PLAN. Subject to adjustment in the same manner as provided in Section 6.2 with respect to shares of Stock subject to Options then outstanding, the aggregate number of shares of Stock that may be issued under the Plan shall not exceed 60,000 shares. Shares shall be deemed to have been issued under the Plan to the extent subject to an Option granted under the Plan. To the extent that an Option lapses or is forfeited, any shares of Stock subject to such Option shall again be available for use under the Plan. The Stock to be offered pursuant to the grant of an Option may, at the discretion of the Company, be authorized but unissued Stock or Stock previously issued and outstanding and reacquired by the Company.

         6.2     RECAPITALIZATION OR REORGANIZATION.

         (a) The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

         (b) If the Company shall effect a subdivision or consolidation of shares of Stock or the payment of a stock dividend on Stock without receipt of consideration by the Company, the number of Options which may thereafter be granted and the number of Options that are outstanding shall be adjusted as determined in the sole discretion of the Board.

         (c) Except as hereinbefore expressly provided, no adjustment to the number of Options outstanding or to be granted shall be made in the event of issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class for any purpose; upon direct sale; upon the exercise of rights or warrants to subscribe therefor; upon conversion of shares or obligations of the Company convertible into such shares or other securities or otherwise.

         6.3 APPLICATION OF RULE 16b-3. It is intended that the Plan and any grant of an Option made to a person subject to Section 16 the 1934 Act meet all of the requirements of Rule 16b-3. If any provision of the Plan or any such Option would disqualify the Plan, such Option under, or would otherwise not comply with, Rule 16b-3, such provision or Option shall be construed or deemed amended to conform to Rule 16b-3.

         6.4 PAYMENT OF EXPENSES. All expenses incident to the administration of the Plan, including, but not limited to, legal and accounting expenses and expenses of the Board, shall be paid by the Company.

         6.5 NOT CONTRACT FOR SERVICES. The adoption and maintenance of the Plan shall not be deemed to be a contract between the Company and any person or to be consideration for the services of any person. Nothing herein contained shall be deemed to give any person the right to be retained in the service of the Company or to restrict the right of the Company to discharge any person at any time nor shall the Plan be deemed to give the Company the right to require any person to remain in the service of the Company or to restrict any person's right to terminate such person's service at any time.

         6.6 OTHER LAWS; WITHHOLDING. The Company shall not be obligated to issue any Stock pursuant to any Option granted under the Plan at any time when the shares covered by such Option have not been registered under the Securities Act of 1933 and such other state and federal laws, rules or regulations as the Company or the Board deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares. No fractional shares of Stock shall be delivered. All compensation and payments provided for hereunder shall be subject to applicable withholding and other deductions as shall be required of the Company under any applicable, local, state or federal law.

         6.7 AMENDMENT AND TERMINATION. The Directors may from time to time, in their discretion, amend, in whole or in part, any or all of the provisions of the Plan; provided, however, that no amendment may be made that would impair the rights of a Nonemployee Director with respect to Options previously granted to such Nonemployee Director. The Directors may terminate the Plan at any time; provided, however, that the termination of the Plan shall not affect Options previously granted and outstanding under the Plan. Further, except with respect to Options then outstanding, if not sooner terminated by the Directors pursuant to the preceding sentence, the Plan shall terminate upon and no further Options shall be granted as of the date that the remaining number of shares of Stock which may be issued under the Plan pursuant to
Section 6.1 is not sufficient to cover the Options required to be granted under
Section 3.2.

         6.8 SEVERABILITY. If any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions hereof; instead, each provision shall be fully severable and the Plan shall be construed and enforced as if said illegal or invalid provision had never been included herein.

         6.9 GOVERNING LAWS. ALL PROVISIONS OF THE PLAN SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF TEXAS.

         EXECUTED this ______ day of ______________, 1998.


                                        NATCO GROUP INC.



                                        By:
                                           ---------------------------------
                                           Name:
                                                ----------------------------
                                           Title:
                                                 ---------------------------





                                      (iv)

                                NATCO GROUP INC.
                          DIRECTORS COMPENSATION PLAN

                  EXHIBIT A - ANNUAL RETAINER AND MEETING FEES



Directors' Retainer

     o         Cash Payments                         $6,500 per calendar quarter
     o         Stock Payments                                  0 shares per year

Board Meeting Fees                                              $500 per meeting